EXHIBIT 99.1

                               UBS Investment Bank
                            Fixed Bid Stratification

              Available; No PIF's; 15YR AUG; conforming; INVESTOR;
                         settle in August; '; 15yr; Low
================================================================================


--------------------------------------------------------------------------------
Pool Summary                               COUNT                UPB          %
--------------------------------------------------------------------------------
Conforming                                   242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $26,958,236.08
Data as of Date: 2004-07-01
GROSS WAC: 5.2139%
NET WAC: 4.964%
% SF/PUD: 52.05%
% FULL/ALT: 81.59%
% CASHOUT: 44.27%
% PURCHASE: 10.95%
% INVESTOR: 100.00%
% BUYDOWN: 0.63%
% LTV > 80 NO MI: 0.68%
WA LTV: 59.03%
% FICO > 679: 72.05%
% NO FICO: 0.00%
WA FICO: 714
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 3.04%
CALIFORNIA %: 26.47%
Latest Maturity Date: 20190801
Loans with Prepay Penalties: 3.04%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                               COUNT                UPB          %
--------------------------------------------------------------------------------
15 YR FXD                                    242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                           COUNT                UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                            38      $1,424,062.00       4.88%
$50,000.01 - $100,000.00                      91       6,787,816.00      23.26
$100,000.01 - $150,000.00                     46       5,784,055.00      19.82
$150,000.01 - $200,000.00                     32       5,669,992.00      19.43
$200,000.01 - $250,000.00                     17       3,778,407.00      12.95
$250,000.01 - $300,000.00                      7       1,940,200.00       6.65
$300,000.01 - $350,000.00                      9       2,986,700.00      10.24
$350,000.01 - $400,000.00                      1         360,000.00       1.23
$400,000.01 - $450,000.00                      1         450,000.00       1.54
--------------------------------------------------------------------------------
Total:                                       242     $29,181,232.00     100.00%
--------------------------------------------------------------------------------
Minimum: $11,250.00
Maximum: $450,000.00
Average: $120,583.60
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                             COUNT                UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                            49      $2,047,566.00       7.05%
$50,000.01 - $100,000.00                      86       6,840,965.00      23.54
$100,000.01 - $150,000.00                     49       6,567,853.00      22.60
$150,000.01 - $200,000.00                     29       5,430,815.00      18.69
$200,000.01 - $250,000.00                     15       3,560,986.00      12.26
$250,000.01 - $300,000.00                      7       2,152,148.00       7.41
$300,000.01 - $350,000.00                      6       2,009,735.00       6.92
$400,000.01 - $450,000.00                      1         446,612.00       1.54
--------------------------------------------------------------------------------
Total:                                       242     $29,056,681.00     100.00%
--------------------------------------------------------------------------------
Minimum: $11,250.00
Maximum: $446,612.48
Average: $120,068.93
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                 COUNT                UPB          %
--------------------------------------------------------------------------------
4.251% - 4.500%                                6        $660,182.00       2.45%
4.501% - 4.750%                               16       1,440,971.00       5.35
4.751% - 5.000%                               40       4,699,517.00      17.43
5.001% - 5.250%                               64       7,541,159.00      27.97
5.251% - 5.500%                              115      12,488,408.00      46.33
5.501% - 5.750%                                1         128,000.00       0.47
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Minimum: 4.375%
Maximum: 5.545%
Weighted Average: 5.214%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                   COUNT                UPB          %
--------------------------------------------------------------------------------
4.001% - 4.250%                                6        $660,182.00       2.45%
4.251% - 4.500%                               16       1,440,971.00       5.35
4.501% - 4.750%                               40       4,699,517.00      17.43
4.751% - 5.000%                               64       7,541,159.00      27.97
5.001% - 5.250%                              115      12,488,408.00      46.33
5.251% - 5.500%                                1         128,000.00       0.47
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Minimum: 4.125%
Maximum: 5.295%
Weighted Average: 4.964%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                  COUNT                UPB          %
--------------------------------------------------------------------------------
121 - 180                                    242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Minimum: 156
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity          COUNT                UPB          %
--------------------------------------------------------------------------------
121 - 180                                    242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Minimum: 155
Maximum: 180
Weighted Average: 179
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                  COUNT                UPB          %
--------------------------------------------------------------------------------
<= 0                                          75      $8,225,983.00      30.51%
1 - 1                                        109      11,868,158.00      44.02
2 - 2                                         39       4,534,774.00      16.82
3 - 3                                         10       1,135,349.00       4.21
4 - 4                                          4         527,925.00       1.96
5 - 5                                          2         325,130.00       1.21
6 - 6                                          1         108,375.00       0.40
7 - 12                                         2         232,542.00       0.86
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 8
Weighted Average: 1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 26, 2004 12:28                    Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

              Available; No PIF's; 15YR AUG; conforming; INVESTOR;
                         settle in August; '; 15yr; Low
================================================================================


--------------------------------------------------------------------------------
FICO Scores                                COUNT                UPB          %
--------------------------------------------------------------------------------
590 - 599                                      1         $61,775.00       0.23%
610 - 619                                      7         687,416.00       2.55
620 - 629                                      3         304,874.00       1.13
630 - 639                                      5         757,442.00       2.81
640 - 649                                     14       1,251,615.00       4.64
650 - 659                                     11         869,027.00       3.22
660 - 669                                     17       2,283,001.00       8.47
670 - 679                                     14       1,319,742.00       4.90
680 - 689                                     13       1,128,882.00       4.19
690 - 699                                     13       1,089,537.00       4.04
700 - 709                                     18       2,078,513.00       7.71
710 - 719                                     22       3,037,884.00      11.27
720 - 729                                     18       1,584,261.00       5.88
730 - 739                                     13       1,568,619.00       5.82
740 - 749                                     15       2,227,875.00       8.26
750 - 759                                     13       1,261,826.00       4.68
760 - 769                                     13       1,631,315.00       6.05
770 - 779                                      8       1,053,660.00       3.91
780 - 789                                     14       1,571,284.00       5.83
790 - 799                                      4         679,575.00       2.52
800 - 809                                      3         327,350.00       1.21
810 - 819                                      2         160,250.00       0.59
820 - 829                                      1          22,513.00       0.08
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Minimum: 591
Maximum: 829
Weighted Average: 714
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                        COUNT                UPB          %
--------------------------------------------------------------------------------
10.001% - 15.000%                              1        $134,991.00       0.50%
15.001% - 20.000%                              1          70,000.00       0.26
20.001% - 25.000%                              8         948,340.00       3.52
25.001% - 30.000%                              5         945,435.00       3.51
30.001% - 35.000%                              8         886,021.00       3.29
35.001% - 40.000%                             12       1,689,522.00       6.27
40.001% - 45.000%                              6       1,160,286.00       4.30
45.001% - 50.000%                             14       2,223,478.00       8.25
50.001% - 55.000%                             14       1,827,829.00       6.78
55.001% - 60.000%                             19       1,894,105.00       7.03
60.001% - 65.000%                             28       3,211,443.00      11.91
65.001% - 70.000%                             37       5,022,654.00      18.63
70.001% - 75.000%                             30       2,641,398.00       9.80
75.001% - 80.000%                             44       3,623,680.00      13.44
80.001% - 85.000%                              5         210,733.00       0.78
85.001% - 90.000%                              9         314,464.00       1.17
95.001% - 100.000%                             1         153,856.00       0.57
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Minimum: 14.70%
Maximum: 100.00%
Weighted Average: 59.03%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio               COUNT                UPB          %
--------------------------------------------------------------------------------
10.001% - 15.000%                              1        $134,991.00       0.50%
15.001% - 20.000%                              1          70,000.00       0.26
20.001% - 25.000%                              8         948,340.00       3.52
25.001% - 30.000%                              5         945,435.00       3.51
30.001% - 35.000%                              8         886,021.00       3.29
35.001% - 40.000%                             12       1,689,522.00       6.27
40.001% - 45.000%                              6       1,160,286.00       4.30
45.001% - 50.000%                             14       2,223,478.00       8.25
50.001% - 55.000%                             14       1,827,829.00       6.78
55.001% - 60.000%                             19       1,894,105.00       7.03
60.001% - 65.000%                             28       3,211,443.00      11.91
65.001% - 70.000%                             37       5,022,654.00      18.63
70.001% - 75.000%                             30       2,641,398.00       9.80
75.001% - 80.000%                             44       3,623,680.00      13.44
80.001% - 85.000%                              5         210,733.00       0.78
85.001% - 90.000%                              9         314,464.00       1.17
95.001% - 100.000%                             1         153,856.00       0.57
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Minimum: 14.70%
Maximum: 100.00%
Weighted Average: 59.03%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                        COUNT                UPB          %
--------------------------------------------------------------------------------
<= 0.000%                                    128     $15,378,996.00      57.05%
1.001% - 6.000%                                2         215,970.00       0.80
6.001% - 11.000%                               3         202,604.00       0.75
11.001% - 16.000%                              5         240,933.00       0.89
16.001% - 21.000%                              7         556,676.00       2.06
21.001% - 26.000%                              8       1,159,945.00       4.30
26.001% - 31.000%                             11         896,145.00       3.32
31.001% - 36.000%                             22       2,374,760.00       8.81
36.001% - 41.000%                             11         901,466.00       3.34
41.001% - 46.000%                             11       1,251,760.00       4.64
46.001% - 51.000%                             13       1,295,913.00       4.81
51.001% - 56.000%                              8       1,062,018.00       3.94
56.001% - 61.000%                              5         603,118.00       2.24
61.001% - 66.000%                              4         546,685.00       2.03
66.001% - 71.000%                              3         231,248.00       0.86
71.001% - 76.000%                              1          40,000.00       0.15
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 73.680%
Weighted Average: 38.810%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 26, 2004 12:28                    Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

              Available; No PIF's; 15YR AUG; conforming; INVESTOR;
                         settle in August; '; 15yr; Low
================================================================================


--------------------------------------------------------------------------------
Geographic Concentration                   COUNT                UPB          %
--------------------------------------------------------------------------------
California                                    40      $7,134,972.00      26.47%
New York                                      51       5,318,195.00      19.73
Florida                                       18       1,441,896.00       5.35
Virginia                                      16       1,266,709.00       4.70
New Jersey                                     6       1,116,321.00       4.14
Pennsylvania                                  11         945,875.00       3.51
Texas                                         14         868,421.00       3.22
Georgia                                       11         814,747.00       3.02
Massachusetts                                  4         616,700.00       2.29
Maryland                                       3         614,161.00       2.28
Ohio                                           7         610,428.00       2.26
District Of Columbia                           2         561,003.00       2.08
Illinois                                       4         550,789.00       2.04
Connecticut                                    3         426,187.00       1.58
Nevada                                         3         415,940.00       1.54
Oregon                                         2         407,841.00       1.51
Washington                                     2         301,348.00       1.12
Louisiana                                      3         296,579.00       1.10
Colorado                                       3         290,195.00       1.08
Arizona                                        4         286,847.00       1.06
Michigan                                       3         270,988.00       1.01
Minnesota                                      2         263,024.00       0.98
North Carolina                                 4         255,102.00       0.95
Tennessee                                      4         253,036.00       0.94
New Hampshire                                  1         197,110.00       0.73
Missouri                                       3         184,480.00       0.68
Wisconsin                                      1         154,414.00       0.57
Arkansas                                       2         143,853.00       0.53
Mississippi                                    1         115,512.00       0.43
Kentucky                                       1         105,389.00       0.39
Hawaii                                         1         105,000.00       0.39
North Dakota                                   1         102,400.00       0.38
Oklahoma                                       3          99,067.00       0.37
New Mexico                                     1          90,000.00       0.33
Idaho                                          1          71,736.00       0.27
Alabama                                        2          68,155.00       0.25
Maine                                          1          55,000.00       0.20
Montana                                        1          53,595.00       0.20
Nebraska                                       1          53,300.00       0.20
Indiana                                        1          31,920.00       0.12
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                             COUNT                UPB          %
--------------------------------------------------------------------------------
States Not CA                                202     $19,823,265.00      73.53%
South CA                                      23       3,668,588.00      13.61
North CA                                      17       3,466,383.00      12.86
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                     COUNT                UPB          %
--------------------------------------------------------------------------------
20007                                          2        $561,003.00       2.08%
94560                                          2         475,973.00       1.77
94087                                          1         446,612.00       1.66
94931                                          2         423,541.00       1.57
91344                                          2         399,544.00       1.48
Other                                        233      24,651,562.00      91.44
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                               COUNT                UPB          %
--------------------------------------------------------------------------------
Cash Out Refi                                 94     $11,935,536.00      44.27%
Rate & Term Refi                             113      11,930,771.00      44.26
Purchase                                      34       2,952,929.00      10.95
Construction to Perm                           1         139,000.00       0.52
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                          COUNT                UPB          %
--------------------------------------------------------------------------------
No                                           148     $15,022,700.00      55.73%
Yes                                           94      11,935,536.00      44.27
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                              COUNT                UPB          %
--------------------------------------------------------------------------------
Full                                         153     $14,548,700.00      53.97%
Alternate                                     50       7,446,357.00      27.62
Stated Doc                                    19       2,021,740.00       7.50
Stated Income Full Asset                       7       1,081,472.00       4.01
Limited Income Full Asset                      4         787,061.00       2.92
No Doc                                         2         385,368.00       1.43
Streamline                                     3         299,431.00       1.11
No Income Verified                             2         230,278.00       0.85
No Ratio                                       2         157,828.00       0.59
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                              COUNT                UPB          %
--------------------------------------------------------------------------------
Single Family                                122     $12,278,488.00      45.55%
Two Family                                    43       4,344,163.00      16.11
Four Family                                   18       3,278,386.00      12.16
Three Family                                   8       1,669,017.00       6.19
Low Rise Condo (2-4 floors)                   11       1,653,190.00       6.13
Pud                                           18       1,460,716.00       5.42
Condomimium                                   13       1,214,309.00       4.50
Townhouse                                      6         669,428.00       2.48
Single Family Attached                         2         291,600.00       1.08
High Rise Condo (gt 8 floors)                  1          98,940.00       0.37
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                  COUNT                UPB          %
--------------------------------------------------------------------------------
Investor Occupied                            242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                COUNT                UPB          %
--------------------------------------------------------------------------------
0.000                                        238     $26,412,933.00      97.98%
36.000                                         2         385,368.00       1.43
60.000                                         2         159,936.00       0.59
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
wa Term: 0.871
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 26, 2004 12:28                    Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

              Available; No PIF's; 15YR AUG; conforming; INVESTOR;
                         settle in August; '; 15yr; Low
================================================================================


--------------------------------------------------------------------------------
Balloon Flag                               COUNT                UPB          %
--------------------------------------------------------------------------------
Not a Balloon Loan                           242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                              COUNT                UPB          %
--------------------------------------------------------------------------------
1                                            242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                              COUNT                UPB          %
--------------------------------------------------------------------------------
Amerin                                         1         $30,914.00       0.11%
GEMICO                                         3         110,221.00       0.41
MGIC                                           2          71,731.00       0.27
No MI                                          2         184,653.00       0.68
PMI Mortgage Insurance                         1          70,611.00       0.26
Republic Mortgage Insurance                    4         126,743.00       0.47
United Guaranty                                2          84,180.00       0.31
LTV <=80                                     227      26,279,183.00      97.48
--------------------------------------------------------------------------------
Total:                                       242     $26,958,236.00     100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.68%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 26, 2004 12:28                    Page 4 of 4